UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
SCHEDULE 14A
 (Rule 14a-101)
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NEMAURA MEDICAL INC.
(Name of Registrant as Specified in Its Charter)

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NEMAURA MEDICAL INC.
Advanced Technology Innovation Centre,
Loughborough University Science and Enterprise Parks,
5 Oakwood Drive,
Loughborough, Leicestershire
LE11 3QF
United Kingdom
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
 to be held on March 22, 2019
TO THE STOCKHOLDERS OF NEMAURA MEDICAL INC.:
The Annual Meeting of the stockholders (the “Annual Meeting”) of Nemaura Medical Inc., a Nevada corporation (the “Company”), will be held on March 22, 2019, at 9 a.m., local time, at Advanced Technology Innovation Centre, Loughborough University Science and Enterprise Parks, 5 Oakwood Drive, Loughborough, Leicestershire, LE11 3QF, United Kingdom, for the following purposes:
(1) To elect five (5) directors;
(2) To ratify the appointment of Mayer Hoffman McCann P.C., as the Company’s independent accountants, for the fiscal year ending March 31, 2019;
(3) To conduct an advisory vote approving executive compensation;
(4) To conduct an advisory vote regarding the frequency of advisory votes to approve executive compensation; and
(5) To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.
A proxy statement, providing information, and a form of proxy to vote, with respect to the foregoing matters accompany this notice.
By Order of the Board of Directors,
/s/ Dewan Fazlul Hoque Chowdhury
Dewan Fazlul Hoque Chowdhury
 Chairman of the Board
Dated: February 12, 2019

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting
To Be Held on March 22, 2019.

The proxy statement and the Company’s 2018 annual report to stockholders are available at Company’s website, www.nemauramedical.com.
IMPORTANT
Whether or not you expect to attend the Annual Meeting, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed return envelope or follow the instructions on the enclosed proxy card to vote your proxy by telephone or Internet. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or attend the Annual Meeting and vote in person.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions on the proxy card to vote by telephone or Internet.

NEMAURA MEDICAL INC.
Advanced Technology Innovation Centre,
Loughborough University Science and Enterprise Parks,
5 Oakwood Drive,
Loughborough, Leicestershire
LE11 3QF
United Kingdom
PROXY STATEMENT
for
Annual Meeting of Stockholders
 to be held on March 22, 2019
PROXY SOLICITATION
The Company is soliciting proxies on behalf of the board of directors of the Company (the “Board”) in connection with the Annual Meeting of Stockholders to be held on March 22, 2019 and at any adjournment thereof.  The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card and the Company’s 2018 annual report, and any additional material that may be furnished to stockholders.  Island Stock Transfer has been engaged to solicit proxies and distribute materials to brokers, banks, custodians, and other nominee holders for forwarding to beneficial owners of the Company’s common stock.  The Company will pay Island Stock Transfer approximately $4,500 for these services and reimburse certain of its expense.  Proxies also may be solicited through the mails or direct communication with certain stockholders or their representatives by officers, directors, or employees of the Company, who will receive no additional compensation therefor.
On or about February 13, 2019 this Proxy Statement, the accompanying proxy card and the Company’s 2018 annual report are first being sent to stockholders.
GENERAL INFORMATION ABOUT VOTING
Record Date, Outstanding Shares, and Voting Rights
As of February 11, 2019, the record date for the meeting, the Company had outstanding 207,539,559 shares of common stock, par value $0.001 per share (the “Common Stock”). Each share of Common Stock entitles its holder to one vote.
Voting Procedures; Revoking Proxies
You may vote your proxy by completing, dating, signing, and mailing the accompanying form of proxy in the return envelope provided or by telephone or Internet by following the instructions on the form of proxy.  The persons authorized by any of those means to vote your shares will vote them as you specify or, in absence of your specification, as stated on the form of proxy.  Abstentions and broker non-votes have no effect on the proposals being voted upon
You may revoke any proxy by notifying the Company in writing at the above address, ATTN: Secretary, or by voting a subsequent proxy or in person at the meeting.
Attending the Meeting
You may obtain directions to the meeting at www.nemauramedical.com or by writing to the Company at the above address, ATTN: Secretary.  If you attend the meeting, you may vote there in person, regardless whether you have voted by any of the other means mentioned in the preceding paragraph.
Required Votes
The directors under Proposal 1 will be elected by a plurality of votes cast.
Proposal 2 shall be approved upon the vote of a majority of shares present in person or represented by proxy at the meeting. An abstention with respect to Proposal 2, will have the effect of a vote “AGAINST” such proposal.
The advisory votes pursuant to Proposals 3 and 4 are not binding on the Company, the Board or management.  A majority of votes cast is necessary for approval of executive compensation.  Abstentions and broker non-votes have no effect on Proposals 3 and 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock, as of February 11, 2019, the record date of the meeting, by each of the Company’s, nominees for director, and executive officers; all executive officers and directors as a group, and each person known to the Company to own beneficially more than 5% of Company’s Common Stock. Except as otherwise noted, the persons identified have sole voting and investment powers with respect to their shares.

	Common Stock
Name and Address of Beneficial Owner (1)	Number of Shares (2)	Percent of Class

Chowdhury, Dewan F.H. Chief Executive Officer, President, Chief Financial Officer and Chairman	87,537,000	43%

Timol, Bashir Chief Business Officer, Director	27,082,100	13%

Timothy Johnson Director	0	0

Salim Natha Director	4,006,389	2%

Thomas Moore Director	0	0

All Directors and Executive Officers as a Group (five persons)	118,625,489	58%
Holders of 5% or more of our Common Stock

Sufyan Ismail	22,705,250	11%

(1)
Unless otherwise noted, the principal address of each of the stockholders, directors and officers listed below c/o Nemaura Medical Inc.  Advanced Technology Innovation Centre, Loughborough University Science and Enterprise Parks, 5 Oakwood Drive, Loughborough, Leicestershire LE11 3QF United Kingdom.

(2)
The persons named in this table have sole voting and investment power with respect to all shares of Common Stock reflected as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty (60) days from February 11, 2019, the record date of the meeting, and the total outstanding shares used to calculate each beneficial owner’s percentage includes such shares, although such shares are not taken into account in the calculations of the total number of shares or percentage of outstanding shares. Beneficial ownership of Common Stock as reported includes shares subject to options or warrants that are  exercisable within 60 days of February 11, 2019.

PROPOSAL 1
ELECTION OF DIRECTORS
Nominees of the Board of Directors
The Board has nominated the persons identified below for election as directors, to serve until the next annual meeting at which time their successors have been elected and qualified.  Directors are elected by a plurality of votes cast.  If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute whom the Board nominates.

Name	Age	Other positions with the Company; other directorships held in last five years	Has served as the Company director since
Dewan Fazlul Hoque Chowdhury	45	Chief Executive Officer, President, Chief Financial Officer and Chairman	December 24, 2013

Bashir Timol	43	Chief Business Officer, Director	December 24, 2013

Thomas Moore	54	Independent Director	August 3, 2017

Dr. Salim Natha	51	Independent Director	July 26, 2017

Timothy Johnson	34	Independent Director	July 17, 2017

Dewan Fazlul Hoque Chowdhury. Dr. Chowdhury has been our President, Chief Executive Officer and a member of our Board since our incorporation on January 20, 2009, and has been our Chief Financial Officer since February 8, 2019.  He is in charge of research and development of our core technologies, product development, innovation and commercialization. He also coordinates and oversees legal compliance; development of the company mission; policy and planning.  Prior to establishing the Company, Dr. Chowdhury was the founder and CEO of Microneedle Technologies and Nemaura Pharma Limited where he played a pivotal role in the development, manufacture and launch of a microneedle device used in skin clinics, which is also currently being evaluated for skin cancer drug delivery. Dr. Chowdhury has been responsible for negotiating licensing deals for a transdermal patch to treat Alzheimer’s disease. Additionally, he was involved in negotiations for out-licensing patches to treat Parkinson’s and Hypertension, and in-licensing complementary technologies. Dr. Chowdhury originally trained as a pharmaceutical scientist and has an MSc in Microsystems and Nanotechnology from Cranfield University, and a Doctorate from the University of Oxford on nano-drug delivery. His experience in the Pharmaceutical Industry includes product development; manufacturing; and technical and corporate management.
Bashir Timol. Mr. Timol has been a director of the Company since the Company was organized on December 24, 2013.  He has been a director of Dermal Diagnostics Limited from October 30, 2013. On April 9, 2018, Mr. Timol was appointed to the role of Chief Business Officer.  Mr. Timol possesses over 10 years’ experience in food and beverage, franchise, and logistic operations.  His experience includes constructing sales contracts and having the responsibility for overseeing the key managers in the operation of a large scale retail food chain.  He has experience as an entrepreneur investing in and operating a number of retail food chains in the UK, including DIXY Chicken and Costa Coffee.  Prior to joining the Company, Mr. Timol has been employed as a director at SABT 1 Ltd. since March of 2009 and One-E Group since January of 2007.  Mr. Timol holds a bachelor degree in Economics from the University of Central Lancashire, UK.
Timothy Johnson.  Mr. Johnson was elected as a director of the Company in July 2017. He is currently serving in executive positions in Diagnostax advisory, EQIQ and Protech Professional. Mr. Johnson received his first class Masters of Science in Mathematics and Physics from the University of Manchester, UK.

Salim Natha.  Dr. Natha was elected as a director of the Company in July 2017. He is currently practicing as an Eye Surgeon in the UK National Health Service (NHS), and is the clinical lead for a retinopathy screening programme for over 20,000 diabetics in the Ashton, Wigan and Leigh region. He has published several articles in the medical literature and is a peer reviewer for the English National Diabetic Retinopathy Screening Programme. Dr. Natha graduated with honors from the University of Liverpool Medical School.
Thomas Moore.   Mr. Moore was elected as a director in August 2017. He is currently working as a management consultant, having built up three decades of experience in the accountancy and consultancy fields at leading accountancy firms including Grant Thornton, KPMG and PricewaterhouseCoopers. He is a practicing Chartered Tax Adviser and earned his first class Bachelor of Arts in French and Russian from the University of Northumbria, UK.
The Board  has reviewed the independence of our directors, applying the NASDAQ independence standards. Based on this review, the Board determined that each of Thomas Moore, Dr. Salim Natha and Timothy Johnson are independent within the meaning of the NASDAQ rules. In making this determination, our Board considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our Board deemed relevant in determining their independence. As required under applicable NASDAQ rules, we anticipate that our independent directors will meet on a regular basis as often as necessary to fulfil their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.
Board Operations
Mr. Chowdhury holds the positions of chief executive officer and chairman of the Board. The Board believes that Mr. Chowdhury’s services as both chief executive officer and chairman of the Board is in the best interest of the Company and its stockholders. Mr. Chowdhury possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company in its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters relating to the business of the Company. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s stockholders, employees and customers. Mr. Chowdhury chairs the Board and stockholder meetings and participates in preparing their agendas.  The Board has not designated a lead director. Given the limited number of directors comprising the Board, the independent directors call, plan, and chairs their executive sessions collaboratively and, between board meetings, communicate with management and one another directly.  Under these circumstances, the directors believe designating a lead director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as directors.  The Company believes that these arrangements afford the independent directors sufficient resources to supervise management effectively, without being overly engaged in day-to-day operations.

Risk Oversight

Management is responsible for assessing and managing risk, subject to oversight by the Board. The Board oversees our risk management policies and risk appetite, including operational risks and risks relating to our business strategy and transactions. Various committees of the Board assist the Board in this oversight responsibility in their respective areas of expertise as set forth below:

•
The Audit Committee assists the Board with the oversight of our financial reporting, independent auditors and internal controls. It is charged with identifying any flaws in business management and recommending remedies, detecting fraud risks and implementing anti-fraud measures. The Audit Committee further discusses the Company’s policies with respect to risk assessment and management with respect to financial reporting.

•	The Compensation Committee oversees compensation, retention, succession and other human resources-related issues and risks.
•	The Corporate Governance and Nominating Committee overviews risks relating to our governance policies and initiatives.

The Board held 7 meetings during fiscal year ended March 31, 2018.  During the fiscal year ended March 31, 2018, no director attended fewer than 75% of the meetings of the Board of Directors and Board committees of which the director was a member. The Board took action by unanimous written consent 5 times during fiscal year ended March 31, 2018.
It is the policy of the Board that all directors should attend the annual meetings in person or by teleconference.  This is the first annual meeting of the Company.
The Board has adopted a code of ethics applicable to the Company’s directors, officers, and employees.  The code of ethics is available at the Company’s website, www.nemauramedical.com.
Board Committees
Our Board has established standing committees in connection with the discharge of its responsibilities. These committees include an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Our Board has adopted written charters for each of these committees. Copies of the charters are available on our website, www.nemauramedical.com. Our Board may establish other committees as it deems necessary or appropriate from time to time.
Audit Committee
The Audit Committee was established on July 26, 2017 and is comprised of our independent directors: Timothy Johnson, Chair, Thomas Moore and Dr. Salim Natha. Mr. Johnson qualifies as the Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act.
According to its charter, the Audit Committee consists of at least three members, each of whom shall be a non-employee director who has been determined by the Board to meet the independence requirements of NASDAQ, and also Rule 10A-3(b)(1) of the SEC, subject to the exemptions provided in Rule 10A-3(c). The Audit Committee Charter describes the primary functions of the Audit Committee, including the following:
•	oversee the Company’s accounting and financial reporting processes;
•	oversee audits of the Company’s financial statements;
•	discuss policies with respect to risk assessment and risk management, and discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;
•
review and discuss with management the Company’s audited financial statements and review with management and the Company’s independent registered public accounting firm the Company’s financial statements prior to the filing with the SEC of any report containing such financial statements.

•	recommend to the board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year;
•
meet separately, periodically, with management, with the Company’s internal auditors (or other personnel responsible for the internal audit function) and with the Company’s independent registered public accounting firm;

•
be directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged to prepare or issue an audit report for the Company;

•	take, or recommend that the board take, appropriate action to oversee and ensure the independence of the Company’s independent registered public accounting firm; and
•	review major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s independent registered public accounting firm, internal auditors or management.
The Audit Committee held 6 meetings during fiscal year ended March 31, 2018, and did not take any action by unanimous written consent during fiscal year ended March 31, 2018.
Audit Committee Report
With respect to the audit of the  Company’s financial statements for the year ended March 31, 2018, the members of the Audit Committee:
•	has reviewed and discussed the audited financial statements with management;
•
has discussed with Company’s independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•
has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in Company’s annual report on Form 10-K for the year ended March 31, 2018.
Timothy Johnson, Chair
 Thomas Moore
Salim Natha
Compensation Committee
Our Compensation Committee was established on July 26, 2017, and currently consists of Thomas Moore, Dr. Salim Natha and Timothy Johnson.  Dr. Salim Natha serves as chair of the Compensation Committee.
The Compensation Committee is responsible for, among other matters:
•
reviewing and approving, or recommending to the Board to approve the compensation of our CEO and other executive officers and directors reviewing key employee compensation goals, policies, plans and programs;

•	administering incentive and equity-based compensation;
•	reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and
•	appointing and overseeing any compensation consultants or advisors.
The Compensation Committee held 1 meeting during fiscal year ended March 31, 2018 and did not take any action by unanimous written consent  during fiscal year ended March 31, 2018.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has ever been an officer or employee of the Company. None of the Company’s executive officers serves, or has served since inception, as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of the Company’s directors or on the Company’s Compensation Committee.
Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee is responsible for, among other matters:
● selecting or recommending for selection candidates for directorships;
● evaluating the independence of directors and director nominees;
● reviewing and making recommendations regarding the structure and composition of our Board and the board committees;
● developing and recommending to the board corporate governance principles and practices;
● reviewing and monitoring the Company’s Code of Ethics; and
● overseeing the evaluation of the Company’s management.
Our Corporate Governance and Nominating Committee was established on July 26, 2017, and currently consists of Thomas Moore, Dr. Salim Natha and Timothy Johnson.  Mr. Johnson serves as chair of the Corporate Governance and Nominating Committee.
The Corporate Governance and Nominating Committee held 1 meeting during fiscal year ended March 31, 2018.
Material Changes to the Procedures by which Security Holders May Recommend Nominees to the Board
We do not currently have a procedure by which security holders may recommend nominees to the Board. Prior to the listing of our common stock on NASDAQ, as a private company with a limited shareholder base, we did not believe that it was important to provide such a procedure. However, as a publicly traded NASDAQ company with the requirement to hold annual shareholder meetings, we will consider implementing such a policy in the future.
The Board does not have a formal policy on Board candidate qualifications.  The Board may consider those factors it deems appropriate in evaluating director nominees made either by the Board or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience.  Depending upon the current needs of the Board, certain factors may be weighed more or less heavily.  In considering candidates for the Board, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met.  The directors will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons.  The directors will not evaluate candidates differently based on who has made the recommendation.

Stockholder Communications
Stockholders can mail communications to the Board, c/o Secretary, Nemaura Medical Inc., Advanced Technology Innovation Centre, Loughborough University Science and Enterprise Parks, 5 Oakwood Drive, Loughborough, Leicestershire, LE11 3QF, United Kingdom, who will forward the correspondence to each addressee.
Section 16(a) Beneficial Ownership Reporting Compliance
Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the Exchange Act), the Company's directors, executive officers and persons who own more than ten percent (10%) of our Common Stock are required to file with the Securities and Exchange Commission (the “SEC”), initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company during and/or with respect to the fiscal year ended March 31, 2018, the Company is not aware of any late or delinquent filings required under Section 16(a) of the Exchange Act in respect of the Company's equity securities, other than the following:

Name	Form	Transaction
Dewan F.H. Chowdhury	4	Cancellation of 87,537,000 shares of common stock; Acquisition of 87,537 shares of preferred stock
Bashir Timol	4	Cancellation of 27,082,000 shares of common stock; Acquisition of 27,082 shares of preferred stock
Sufyan Ismail	4	Cancellation of 22,705,000 shares of common stock; Acquisition of 22,705 shares of preferred stock
Timothy Johnson	3	Appointment as a director owning -0- shares
Salim Natha	3	Appointment as a director owning 4,006,389 shares
Thomas J. Moore	3	Appointment as a director owning -0- shares

EXECUTIVE OFFICERS

The following sets forth the names and ages of our current executive officers, their respective positions and offices.

Name	Age	Position
Dewan Fazlul Hoque Chowdhury	45	Chief Executive Officer, Chief Financial Officer and President

Bashir Timol	43	Chief Business Officer

Executive Compensation
Summary Compensation Table

The following table sets forth information regarding compensation of the named executive officers for each of the two fiscal years in the period ended March 31, 2018.

FISCAL 2018 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dewan Fazlul Hoque Chowdhury	2018	106,440	-0-	-0-	-0-	-0-	-0-	390	106,830
(Principal Executive Officer)	2017	105,168	-0-	-0-	-0-	-0-	-0-	-0-	105,168

Iain Anderson (1)	2018	57,938	-0-	-0-	-0-	-0-	-0-	297	58,235
(Principal Financial Officer)	2017	34,761	-0-	-0-	-0-	-0-	-0-	-0-	34,761

(1)	Mr. Anderson resigned as Chief Financial Officer, effective February 8, 2019.

Employment Agreements
Dewan Fazlul Hoque Chowdhury
We entered into an employment agreement with Dr. Chowdhury on November 2, 2013.  Dr. Chowdhury’s contract is for an unspecified period.  He may leave the Company with notice or the Company may terminate his contract with notice.  Termination may be with or without cause. Dr. Chowdhury receives an annual salary of £90,000 pounds sterling or $118,000 USD.  Our contract with Dr. Chowdhury does not include any provision for stock options or equity incentives.
Under the executive employment agreement Dr. Chowdhury’s annual salary was adjusted on a pro rata basis to reflect only work that was performed for the Company. The disclosure set forth in the table reflects his pro rata compensation from April 1, 2016 through March 31, 2018.

Iain Anderson
We do not have a written employment contract with our former Chief Financial Officer, Iain Anderson.  Mr. Anderson had an annual salary of £80,000 (approximately USD106,000), which was increased to £100,000 (approximately USD140,000) in March 2018. These amounts have been prorated for the 2017 and 2018 fiscal years based on actual time working for the Company.  Either party may terminate employment by providing the other party with no less than three months' prior notice. Our contract with Mr. Anderson does not include any provision for stock options or equity incentives.
The Company has no other formal employment agreements with executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of named executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control. However, it is possible the Company will enter into formal employment agreements with executive officers in the future.

Outstanding Equity Awards At Fiscal Year-End

None. We do not currently have an equity incentive plan.
 Compensation of Directors
The following table sets forth information regarding compensation of each director, other than named executive officers, for fiscal 2018.

FISCAL 2018 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Timothy Johnson	4,726	-0-	-0-	-0-	-0-	-0-	4,726
Salim Natha	4,568	-0-	-0-	-0-	-0-	-0-	4,568
Thomas Moore	4,387	-0-	-0-	-0-	-0-	-0-	4,387
 (1) Reflects pro rata amount of fees paid for fiscal 2018 commencing on such director’s date of appointment.
Each of our independent directors receive annual fees of £5,000 pounds sterling or $7,000 USD for their service on our Board and board committees. We currently have no plan for compensating our executive directors for their services in their capacity as directors.  Although we have agreements with each of our independent directors to serve on our board, in which we provide for the grant of options, at this time no such option grants have been made and no equity compensation plan has been approved.

Certain Relationships and Related Transactions

Nemaura Pharma Limited (Pharma) and NDM Technologies Limited (NDM) are entities controlled by our Chief Executive Officer, President, Chairman of the Board and majority shareholder, Dewan Fazlul Hoque Chowdhury.

Pharma has invoiced our subsidiaries, Dermal Diagnostics Limited (DDL) and Trial Clinical Limited (TCL) for research and development services. In addition, certain operating expenses of DDL and TCL were incurred and paid by Pharma and NDM which have been invoiced to us.  Certain costs incurred by Pharma and NDM are directly attributable to DDL and TCL and such costs were billed to us.  Prior to the year ended March 31, 2016, other costs were shared between the organizations.  In situations where the costs were shared, expense has been allocated between Pharma and NDM and DDL and TCL using a fixed percentage allocation and were billed to the Company.   DDL and TCL advanced Pharma certain amounts to cover a portion of the costs.

Total costs charged to us by Pharma and NDM were $842,739 for the fiscal year 2018.

Following is a summary of activity among the Company, Pharma and NDM for the year ended March 31, 2018. These amounts are unsecured, interest free, and payable on demand.

Year Ended March 31, 2018 ($)
Balance due from Pharma and NDM at beginning of period	(687,609)
Amounts advanced to Pharma	-
Amounts received from Pharma	(145,214)
Reduction in prepayments to Pharma for clinical trials	-
Amounts invoiced by Pharma to DDL, NM and TCL (1)	(842,739)
Amounts invoiced by DDL to Pharma	-
Amounts repaid by DDL to Pharma	1,096,767
Amounts paid by DDL on behalf of Pharma	19,889
Sale of fixed and intangible assets to Pharma and NDM	-
Foreign exchange differences	(54,912)
Net balance due to Pharma and NDM at end of the period	(613,818)

(1) These amounts are included primarily in research and development expenses.

Policies and Procedures for Related Person Transactions

It is the Company policy to not enter any transaction (other than compensation arrangements in the ordinary course) with any director, executive officer, employee, or principal stockholder or party related to them, unless authorized by a majority of the directors having no interest in the transaction, upon a favorable recommendation by the Audit Committee (or a majority of its disinterested members).
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.
PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the holder how to vote, by marking your proxy card or by following the instructions on the proxy card to vote by telephone or Internet.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
The Audit Committee has appointed Mayer Hoffman McCann P.C. (“MHM”) as independent accountants for fiscal 2019. Representatives of  MHM have been invited to attend the Annual Meeting in person or by tele-conference to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.
On August 1, 2018, the Company engaged MHM as its independent registered public accountant and dismissed Crowe LLP (formerly known was Crowe Horwath LLP, “Crowe”) from that role.  The change in the Company’s independent registered public accountant was approved by the Company’s Audit Committee.
Crowe’s audit report on the Company’s financial statements for the fiscal year ended March 31, 2018 contained no adverse opinion or disclaimer of opinion.  During the Company’s most recent fiscal year ended March 31, 2018 and for the subsequent interim period through August 1, 2018, the Company had no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements.
During the Company’s most recent fiscal year ended March 31, 2018 and for the subsequent interim period through August 1, 2018, there was a “reportable event” as set forth in Item 304(a)(1)(v)(A) of Regulation S-K.  Crowe advised the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist as a result of the material weaknesses described in the Company’s Annual Report on Form 10-K filed on June 12, 2018.  Mr. Timothy Johnson, Chair of the Company’s Audit Committee discussed the Company’s internal controls with Crowe.  The Company has not precluded Crowe from responding fully to any inquiries of MHM concerning the reportable event.
In accordance with Item 304(a)(3) of Regulation S-K, we furnished Crowe with a copy of the Company’s current report on Form 8-K, filed with SEC on August 6, 2018, providing Crowe with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K as the same pertains to Crowe and, if not, stating the respect in which it does not agree. A copy of Crowe’s response letter addressed to the SEC relating to such statements made by the Company was filed as an exhibit to the Company’s current report on Form 8-K/A, on August 9, 2018.

On August 1, 2018, the Company engaged MHM as the Company’s new independent registered public accounting firm effective immediately. The retention of MHM was approved by the Audit Committee.  During the Company’s two most recent fiscal years ended March 31, 2018 and 2017, and for the subsequent interim period through August 1, 2018, neither the Company, nor anyone on behalf of the Company consulted with MHM regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K..
Services and Fees of Independent Accountants
The following table sets forth the aggregate fees billed to us for the fiscal years ended March 31, 2018 and 2017 by Crowe.

	2018	2017
Audit Fees	$106,000	$84,000
Audit Related Fees	-	-
Tax Fees	$6,765	$6,000
Other Fees	-	-
Totals	$112,765	$90,000

Audit Fees
Audit fees represent amounts billed for professional services rendered or expected to be rendered for the audit of our annual financial statements..
Audit-Related Fees
Audit-related fees represent professional services rendered or expected to be rendered for assurance and related services by the accounting firm that are reasonably related to the performance of the audit or review of our financial statements that are not reported under audit fees.
Tax Fees.
Tax fees represent professional services rendered by the accounting firm for tax compliance..
Pre-Approval of Services
Under provisions of the Sarbanes-Oxley Act of 2002, our principal accountant may not be engaged to provide non-audit services that are prohibited by law or regulation to be provided by it, and the Audit Committee must pre-approve the engagement of the our principal accountant to provide audit and permissible non-audit services. The Audit Committee has not established any policies or procedures other than those required by applicable laws and regulations..
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Securities Exchange Act Section 14A, we are submitting to stockholders an advisory vote to approve the compensation paid to the Company’s named executive offices, as disclosed under the caption “Election of Directors—Executive Compensation”, pursuant to Item 402 of Regulation S-K, including the compensation tables, and narrative discussion.

The advisory vote is not binding on the Company, the Board, or management; if executive compensation is not approved by the vote of a majority of shares present in person or by proxy at the meeting and entitled to vote, the Compensation Committee will take account of this fact when considering executive compensation in future years.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
 THE FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that the compensation paid to Company’s named executive offices, as disclosed under the caption “Election of Directors—Executive Compensation”, pursuant to Item 402 of Regulation S-K, including the compensation tables, and narrative discussion, be, and hereby is, approved.

PROPOSAL NO. 4

ADVISORY VOTE TO APPROVE THE FREQUENCY OF
 ADVISORY VOTES ON EXECUTIVE COMPENSATION

Enacted rules pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 also enable the Company’s stockholders to indicate how frequently they believe the Company should seek an advisory vote on the compensation of the Company’s named executive officers, such as Proposal 3 above.

Stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years or you may abstain.  The Board recommends that the Company’s stockholders select a frequency of three years, with the next such stockholder advisory vote at the Company’s annual meeting for the fiscal year 2022.

Although the advisory vote is non-binding, the Board will review and consider the voting results when making future decisions regarding the frequency of advisory votes on executive compensation.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR”
THE ADVISORY VOTE ON COMPENSATION OF THE COMPANY’S
 NAMED EXECUTIVE OFFICERS TO BE HELD ONCE EVERY THREE YEARS.

OTHER INFORMATION
The Company’s 2018 annual report on Form 10-K, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the meeting, upon written request to Kate Venables, Financial Controller, Nemaura Medical Inc., Advanced Technology Innovation Centre, Loughborough University Science and Enterprise Parks, 5 Oakwood Drive, Loughborough, Leicestershire, LE11 3QF, United Kingdom.
Important Notice Regarding Delivery of Stockholder Documents
If your shares are held in street name, your broker, bank, custodian, or other nominee holder may deliver only one copy of this proxy statement and the annual report to stockholders to multiple stockholders sharing an address, absent contrary instructions from one or more of the stockholders.  The Company will deliver a separate copy of the proxy materials to a stockholder at a shared address to which a single copy was delivered, upon written or oral request, to Kate Venables, Financial Controller, Nemaura Medical Inc., Advanced Technology Innovation Centre, Loughborough University Science and Enterprise Parks, 5 Oakwood Drive, Loughborough, Leicestershire, LE11 3QF, United Kingdom.  Stockholders sharing an address and receiving multiple copies of the proxy materials who wish to receive a single copy should contact their broker, bank, custodian or other nominee holder.
Other Matters to Be Presented at the Annual Meeting
The Company did not have notice of any matter to be presented for action at the Annual Meeting, except as discussed in this proxy statement.  The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.
Stockholder Proposals for Next Annual Meeting
Stockholder proposals intended to be included in the proxy statement for the next annual meeting must be received by the Company by October 16, 2019.  The persons authorized by the form of proxy to be sent in connection with the solicitation of proxies on behalf of Company’s Board for next year’s annual meeting will vote in their discretion as to any matter of which Company has not received notice by December 30, 2019.
By Order of the Board of Directors,
/s/ Dewan Fazlul Hoque Chowdhury
Dewan Fazlul Hoque Chowdhury
 Chairman of the Board

February 12, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
NEMAURA MEDICAL INC.
 TO BE HELD ON MARCH 22, 2019
Dewan Fazlul Hoque Chowdhury and Bashir Timol, and each of them, each with full power of substitution, hereby are authorized to vote as specified below or, with respect to any matter not set forth below, as a majority of those or their substitutes present and acting at the meeting shall determine, all of  the shares of  capital stock of the Company. that the undersigned would be entitled to vote, if personally present, at the 2019 annual meeting of stockholders and any adjournment thereof.
Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2 and 3 and THREE YEARS for Proposal 4.  The Board of Directors recommends a vote FOR Proposals 1, 2 and 3, and a vote THREE YEARS on Proposal 4.
1. Election of Directors

☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below

Dewan Fazlul Hoque Chowdhury
Bashir Timol
Thomas Moore
Salim Natha
Timothy Johnson

INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below.
2. Ratification of Independent Accountants

☐ FOR	☐ AGAINST	☐ ABSTAIN
Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.
3. To conduct an advisory vote to approve the compensation paid to the Company's named executive officers, as disclosed under the caption Election of Directors - Executive Compensation.

☐ FOR	☐ AGAINST	☐ ABSTAIN
4. To conduct an advisory vote to approve the frequency of advisory votes on executive compensation __________ EVERY:
☐ 1 YEAR     ☐ 2 YEARS     ☐ 3 YEARS      ☐ ABSTAIN
Date: __________, 2019
Signature

Signature if held jointly
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.